EXHIBIT 10-2.2
GEORGIA, County of RICHMOND

THIS AGREEMENT, made the 1st day of January, 1997, among E. Samuel Evans, first party (hereafter called "Lessor"); Apple Homes, Inc., second party, (hereafter called "Lessee").

                                   WITNESSETH:

PREMISES LEASE AND TERM
1. Lessor does hereby rent and lease to the Lessee the following described property (hereinafter called premises): one 1997 Mascot Mobile Home Office, Serial No. 5756, located at 1878 Gordon Hwy, Augusta, Georgia, 30904.

TERMS
2. This lease to commence on the 1st day of February, 1997 and end on the 30th day of January, 2002.

RENTAL
3. Lessee shall pay to Lessor promptly on the 1st day of each month in advance, during the term of this lease, a monthly rental of $ 971.60.

USE OF
4. Premises shall be used for Mobile Home Sales Office Purposes and no other. Lessee agrees not to abandon or vacate lease premises during the period of this lease, and agrees to use said premises for the purpose herein leased until the expiration hereof.

INSURANCE
5. Lessee shall obtain and pay for and keep current insurance coverage on the leased premises.

EFFECT OF TERMINATION OF LEASE
6. No termination of this lease prior to normal ending thereof by lapse of time or otherwise shall affect Lessor's right to collect rent for the period prior to termination thereof.

IN WITNESS WHEREOF the parties have executed these presents in triplicate the day and year first above written.

                                               APPLE HOMES, INC.

-----------------------
                                               /s/  Brenda Ferron
-----------------------                        ---------------------------------

/S/  E. SAMUEL EVANS
-----------------------                        ---------------------------------
(Lessor)                                       (Lessee)

                                      E-27